PRESS RELEASE
For Immediate Release

Date:	July 17, 2008
Contact:	Bruce W. Teeters, Sr. Vice President
Phone:	(386) 274-2202
Facsimile:	(386) 274-1223

                   CONSOLIDATED TOMOKA ANNOUNCES SECOND QUARTER EARNINGS

        DAYTONA BEACH, FLORIDA - Consolidated-Tomoka Land Co. (AMEX-CTO) today reported net income of $2,171,192 or $.38 earnings per basic share for the quarter ended June 30, 2008, compared with net income of $1,115,940 or $.20 earnings per basic share for the same period in 2007.  Earnings before depreciation, amortization and deferred taxes (EBDDT) totaled $.71 per share in 2008's second quarter, compared with $.28 per share in the corresponding period in 2007.  For the six months ended June 30, 2008, net income totaled $2,327,316 or $.41 earnings per basic share and EBDDT totaled $.77 per share.  The comparable numbers for the first six months of 2007 were net income of $532,128 or $.09 earnings per basic share and EBDDT of $.34 per share.  Significantly decreased stock option accruals in 2008 favorably affected current year results compared to the same periods in 2007.

    EBDDT is being provided to reflect the impact of the Company’s business strategy of investing in income properties utilizing tax deferred exchanges.  This strategy generates significant amounts of depreciation and deferred taxes.  The Company believes EBDDT is useful, along with net income, to understanding the Company’s operating results.

    William H. McMunn, president and chief executive officer, stated, “Second quarter earnings were favorably impacted by higher land sales and income property earnings compared with 2007 results.  The Company is in the process of negotiating several leases for the first two of four 15,000 square-foot flex space buildings on its Daytona Beach holdings that are nearing completion. Also, in early July, a lease was executed with Merrill Lynch for occupancy in a new Class A office building in our Gateway development.  Construction of the building is expected to commence immediately.  Despite the measurable slowing of the commercial real estate market, the Company expects its earnings to continue to be positive due to the Company’s low debt, significant revenue generated from the Company’s portfolio of net leased income properties, and the Company’s backlog of contracts to be closed.  The Company continues to focus on long range planning, land permitting, and road permitting and construction to prepare for an improving economy.”

    Consolidated-Tomoka Land Co. is a Florida-based company primarily engaged in converting Company owned agricultural lands into a portfolio of income properties strategically located throughout the Southeast, and the development, management and sale of targeted real estate properties.  Visit our website at www.ctlc.com
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EARNINGS NEWS RELEASE

	(UNAUDITED)
	QUARTER ENDED
	JUNE 30,		JUNE 30,
	2008		2007

REVENUES	$6,133,734		$5,470,242

NET INCOME	$2,171,192		$1,115,940

BASIC & DILUTED EARNINGS PER SHARE:
NET INCOME	$0.38		$0.20

		(UNAUDITED)
		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2008		2007

REVENUES	$10,072,230		$14,059,253

NET INCOME	$2,327,316		$532,128

BASIC & DILUTED EARNINGS PER SHARE:
NET INCOME	$0.41		$0.09

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RECONCILIATION OF NET INCOME TO EARNINGS BEFORE
DEPRECIATION, AMORTIZATION AND DEFERRED TAXES
	(UNAUDITED)
	QUARTER ENDED
	JUNE 30,		JUNE 30,
	2008		2007
NET INCOME	$2,171,192		$1,115,940

ADD BACK:

DEPRECIATION & AMORTIZATION	664,831		621,457

DEFERRED TAXES	1,248,616		(116,692)

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$4,084,639		$1,620,705

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,727,515		5,715,885

BASIC EBDDT PER SHARE	$0.71		$0.28

		(UNAUDITED)
		SIX MONTHS ENDED
	JUNE 30,		JUNE 30,
	2008		2007
NET INCOME	$2,327,316		$532,128

ADD BACK:

DEPRECIATION & AMORTIZATION	1,289,761		1,231,250

DEFERRED TAXES	815,599		190,537

EARNINGS BEFORE DEPRECIATION, AMORTIZATION
AND DEFERRED TAXES	$4,432,676		$1,953,915

BASIC WEIGHTED AVERAGE SHARES OUTSTANDING	5,726,848		5,710,009

BASIC EBDDT PER SHARE	$0.77		$0.34

EBDDT - EARNINGS BEFORE DEPRECIATION, AMORTIZATION, AND DEFERRED TAXES.  EBDDT IS NOT A MEASURE OF OPERATING RESULTS OR CASH FLOWS FROM OPERATING ACTIVITIES AS DEFINED BY U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.  FURTHER, EBDDT IS NOT NECESSARILY INDICATIVE OF CASH AVAILABILITY TO FUND CASH NEEDS AND SHOULD NOT BE CONSIDERED AS AN ALTERNATIVE TO CASH FLOW AS A MEASURE OF LIQUIDITY.  THE COMPANY BELIEVES, HOWEVER, THAT EBDDT PROVIDES RELEVANT INFORMATION ABOUT OPERATIONS AND IS USEFUL, ALONG WITH NET INCOME, FOR AN UNDERSTANDING OF THE COMPANY'S OPERATING RESULTS.

EBDDT IS CALCULATED BY ADDING DEPRECIATION, AMORTIZATION AND THE CHANGE IN DEFERRED INCOME TAXES TO NET INCOME AS THEY REPRESENT NON-CASH CHARGES.

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CONSOLIDATED BALANCE SHEETS

	(UNAUDITED)
	JUNE 30,	DECEMBER 31,
	2008	2007
ASSETS	$	$
Cash	533,569	863,826
Restricted Cash	--	10,387,550
Investment Securities	6,447,664	10,193,094
Notes Receivable	4,203,693	5,164,421
Land and Development Costs	16,208,954	15,654,456
Intangible Assets	5,220,405	4,717,699
Other Assets	7,750,483	7,899,810
	40,364,768	54,880,856

Property, Plant & Equipment:
Land, Timber and Subsurface Interests	9,479,729	7,793,594
Golf Buildings, Improvements & Equipment	11,736,143	11,713,046
Income Properties Land, Buildings & Improvements	113,830,870	104,820,647
Other Building, Equipment and Land Improvements	3,215,209	2,909,057
Construction in Process	2,393,767	--
Total Property, Plant and Equipment	140,655,718	127,236,344
Less, Accumulated Depreciation and Amortization	(11,356,762)	(10,284,670)
Net - Property, Plant and Equipment	129,298,956	116,951,674

TOTAL ASSETS	169,663,724	171,832,530

LIABILITIES
Accounts Payable	524,057	452,090
Accrued Liabilities	8,773,701	8,684,175
Accrued Stock Based Compensation	1,614,762	3,277,821
Income Taxes Payable	422,232	3,058,049
Deferred Income Taxes	33,697,998	32,882,399
Notes Payable	6,671,682	6,807,388

TOTAL LIABILITIES	51,704,432	55,161,922

SHAREHOLDERS' EQUITY
Common Stock	5,727,515	5,725,806
Additional Paid in Capital	5,217,955	5,130,574
Retained Earnings	108,194,023	107,012,038
Accumulated Other Comprehensive Loss	(1,180,201)	(1,197,810)

TOTAL SHAREHOLDERS' EQUITY	117,959,292	116,670,608

TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	169,663,724	171,832,530

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“Safe Harbor”

     Certain statements contained in this press release (other than statements of historical fact) are forward-looking statements.  The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made.  Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

     The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2008, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely.  These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital.  Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the Company or the SEC.

     While the Company periodically reassesses material trends and uncertainties affecting its results of operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced herein in light of future events.

     Disclosures in this press release regarding the Company’s current quarter’s financial results are preliminary and are subject to change in connection with the Company’s preparation and filing of its Form 10-Q for the quarter ended June 30, 2008.  The financial information in this release reflects the Company’s preliminary results subject to completion of the quarterly review process.  The final results for the quarter may differ from the preliminary results discussed above due to factors that include, but are not limited to, risks associated with final review of the results and preparation of financial statements.

     This release refers to certain non-GAAP financial measures.  As required by the SEC, the Company has provided a reconciliation of these measures to the most directly comparable GAAP measures with this release.  Non-GAAP measures as the Company has calculated them may not be comparable to similarly titled measures reported by other companies.

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